ALPS SERIES TRUST

1290 Broadway, Suite 1100

Denver, CO 80203

April 13, 2018

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	ALPS Series Trust (the “Registrant”) (File Nos. 333-183945 and 811-22747), on behalf of its series, Insignia Macro Fund

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated April 13, 2018, to the prospectus dated January 29, 2018, with respect to the Funds. The purpose of this filing is to submit the 497(e) filing dated April 13, 2018 in XBRL for the Funds.

If you have any questions concerning the foregoing, please contact me at 720-947-5968.

Sincerely,

/s/ Richard C. Noyes
Richard C. Noyes, Esq.
Secretary